May 3, 2012 March 31, 2012 Quarterly Results Presentation ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time. Exhibit 99.2

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-
looking statements are made pursuant to safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-
looking statement in this presentation, except as required by law.
Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements

3 Quarterly Overview Phil Heasley Chief Executive Officer

Q1 2012 in Review
• Acquisition of S1 Corporation completed on February 13
– Achieved $33 million in annual cost savings; 10% above plan
– $24 million to be realized in FY 2012
• Announced combined company product strategy on April 25
• Acquisition of S1 contributes $705 million to 60-month backlog
• Strong revenue growth due to 10% rise in organic revenues as well as S1 acquisition
• Solid Operating Income and Adjusted EBITDA excluding transaction costs

5 Business Overview Ralph Dangelmaier President, Global Markets

Q1 2012 Overview
Americas
• New account with leading  multi-national
institution; Wholesale Banking  system and
Proactive Risk Manager/Anti-Money
Laundering solution for international
payments
• New account with Venezuelan bank – S1
Payments
• Regional U.S. Financial Institution
committed to BASE24-eps upgrade
• A number of mobile deals for online
banking were completed late 2011, all
poised for go-lives
• Leading retailer committed to ACI’s AOD
offering
Asia Pacific
• Major re-commitment and add-on signing
by leading processor in Singapore
• Key new account with State - owned bank
in China for international payments
• Key add-on wins in Indonesia and Thailand
EMEA
• Significant add-on with Italian  payments
processor
• Two BASE24-eps migrations in Saudi
Arabia and Bahrain
• Major  infrastructure sale  in Central
Europe

S1 Acquisition Integration Update
• Initial Customer Feedback
•
Americas  - Viewed as a more strategic partner with expanded presence and wider breadth of product offering for customers
•
EMEA  - Expanded  merchant retail and wholesale offerings,  a more strategic partner  with a substantial presence in Africa
•
APAC  - Expanded wholesale and merchant retailer offerings;  viewed as a more strategic partner
• Opportunity to cross-sell additional solutions – international online banking solution & international retailer solution
• Combined company product strategy unveiled
• Pipeline is strong across all geographies

8 Financial Review Scott Behrens Chief Financial Officer

Key  Takeaways  from the Quarter
Normal Q1 Seasonal Sales
• Q1 2011 was a record sales quarter
• Stronger add-on sales in Q1 2012
60-Month Backlog Growth of $700 million; 12-month growth of ~ $160 million
• Backlog improvement driven by the addition of S1 backlog
Strong Revenue Quarter
• Organic revenue growth of $10.6 million or 10%
• S1 contributed $22.5 million in revenue for the period Feb 13- Mar 31
• Q1 revenue impacted by $4.3 million of deferred revenue haircut
• Monthly recurring revenue comprised 66% of the quarter’s revenue

Key Takeaways from the Quarter (cont)
Operating Expense
• Flat organic expenses
• S1 contributed $26.4 million in expenses for the period Feb 13- Mar 31
• $15.0 million of acquisition related one-time expenses including severance, change-in-control, investment banker fees and other professional fees
Operating Income & Adjusted EBITDA
• Operating Income of $13.4 million ex acquisition related one-time expenses
• Adjusted EBITDA of $26.7 million ex acquisition related one-time expenses
Debt & Liquidity
Ended Q1 with $201 million in cash
YTD repurchased 185,800 shares of stock for approximately $7 million
Reduced Term Loan debt by approximately $3 million in Q1
As of March 2012, debt outstanding of $366.9 million ($170 million in revolver and $196.9 million in term loan)

Backlog as a Contributor of Quarterly Revenue
• Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
• Revenue from current quarter sales consistent with prior quarters

Revenue
Qtr Ended
Mar 12
Qtr Ended
Mar 11
% Growth or
Decline
Revenue from Backlog
$132,500 $99,121 33.7%
Revenue from Sales
5,125 5,422               -5.5%
Total Revenue $137,625 $104,543 31.6%
Revenue from Backlog
96% 95%
Revenue from Sales
4% 5%
Revenue

Reaffirmation of 2012 Guidance

Key Metrics 2012 Low 2012 High
Revenue $696 $706
Operating Income* $99 $104
Adjusted EBITDA* $165 $170
* Guidance excludes all S1 acquisition related one-time expenses
Original v Revised Purchase Accounting Assumptions
$ millions
Original
Assumption
Revised
Assumption
Margin
Impact
Deferred Revenue Haircut 20 20 ($8)
67% in 2012;
33% in 2013 100% in 2012
Intangible amortization $12 $6 $4
Synergy Savings 30 33 $2
75% in 2012;
100% in 2013
75% in 2012;
100% in 2013
Other Valuation Adjustment $2
Net Benefit Even

13 Appendix

Historic Sales By Quarter 2010-2012
New Accounts / New
Applications
3/31/2010 $81,142 $5,758 $35,066 $40,318
7% 43% 50%
6/30/2010 $107,985 $1,224 $68,474 $38,287
1% 63% 35%
9/30/2010
$161,269 $11,290 $89,364 $60,615
7% 55% 38%
12/30/2010 $174,827 $43,988 $59,622 $71,217
25% 34% 41%
3/31/2011
$122,904 $13,695 $50,305 $58,904
11% 41% 48%
6/30/2011
$146,956 $19,730 $54,174 $73,052
13% 37% 50%
9/30/2011 $115,089 $17,356 $57,611 $40,123
15% 50% 35%
12/31/11 $171,385 $12,906 $104,460 $54,019
8% 61% 32%
3/31/2012 $108,462 $5,958 $58,602 $43,902
5% 54% 40%
New Accounts / New
Applications
MAR YTD 12
$108,462 $5,958 $58,602 $43,902
MAR YTD 11 $122,904 $13,695 $50,305 $58,904
Variance ($14,441) ($7,737) $8,298 ($15,002)
Quarter-End
Sales Term Extension
Add-on Business
inc. Capacity
Upgrades & Term Extension
Add-on Business
inc. Capacity
Upgrades &
Total Economic Value of
Sales
Sales Mix by Category

Sales By Region by Geography and Type
Channel
Qtr Ended
Mar 12
Qtr Ended
Mar 11
% Growth or
Decline
Americas
$71,196 $76,699 -7.2%
EMEA 25,024             38,490             -35.0%
Asia-Pacific
12,243             7,715               58.7%
Total Sales $108,462 $122,904 -11.8%
Total Sales
Sales Type
Qtr Ended
Mar 12
Qtr Ended
Mar 11
% Growth or
Decline
New Account / New Application
$5,958 $13,695 -56.5%
Add-on Business
58,602             50,305             16.5%
Term Extension
43,902             58,905             -25.5%
Total Sales $108,462 $122,904 -11.8%
Sales Type

Operating Free Cash Flow ($ millions)

Quarter Ended March 31,
2012 2011
Net cash provided by operating activities $(12.6) $17.9
Adjustments:
Net after-tax payments associated with cash
settlement of S1 options 10.2
Net after-tax payments associated with S1
transaction costs 7.7 -
Net after-tax payments associated with
employee-related actions 0.6 1.5
Net after-tax payments associated with IBM IT
Outsourcing Transition 0.2 0.2
Less capital expenditures (2.1) (7.0)
Less Alliance technical enablement
expenditures - (0.3)
Operating Free Cash Flow* $4.0 $12.3

60-Month Backlog ($ millions)

Quarter Ended
March 31, December 31, March 31,
2012 2011 2011
Americas $1,405 $912 $895
EMEA 669 514 526
Asia/Pacific 243 191 192
Backlog 60-Month $2,317 $1,617 $1,613
Deferred Revenue $207 $166 $175
Other 2,110 1,451 1,438
Backlog 60-Month $2,317 $1,617 $1,613

Revenues by Channel ($ millions)

Quarter Ended March 31,
2012 2011
Revenues:
United States $58.8   $ 37.5
Americas International 15.4  14.8
Americas $74.2 $52.3
EMEA 44.8 42.1
Asia/Pacific 18.6 10.1
Revenues $137.6 $104.5

Monthly Recurring Revenue ($ millions)

Quarter Ended March 31,
2012 2011
Monthly Software License Fees $25.5 $31.2
Maintenance Fees 42.1 33.5
Processing Services 21.3 12.6
Monthly Recurring Revenue $88.9 $77.3

Deferred Revenue and Expense ($ millions)

Quarter Ended
March 31, December 31, March 31, December 31,
2012 2011 2011 2010
Short Term Deferred
Revenue
$177.8 $133.0 $141.4 $121.9
Long Term Deferred
Revenue
29.5 32.7 33.2 31.0
Total Deferred Revenue $207.3 $165.7 $174.6 $152.9
Total Deferred Expense
$13.3 $12.2 $12.0 $11.1

Non-Cash Compensation, Acquisition Intangibles and
Software, and Acquisition-Related Expenses

Quarter ended
March 31, 2012
Quarter ended
March 31, 2011
EPS Impact* $ in Millions EPS Impact* $ in Millions
S1 acquisition-related one-time
expense
$0.26 $9.8 $0.00 $0.00
Amortization of acquisition-
related intangibles
0.04 1.5 0.03 1.0
Amortization of acquisition-
related software
0.04 1.6 0.03 1.0
Non-cash equity-based
compensation
0.10 3.7 0.04 1.5
Total: $0.44 $16.6 $0.10 $3.5
* Tax Effected at 35% and using hypothetical diluted weighted average share count of 38.0 million for 2012

Other Income / Expense ($ millions)

Quarter Ended
March 31,
2012
December 31,
2011
March 31,
2011
December 31,
2010
Interest Income $0.2 $0.7 $0.2 $0.2
Interest Expense ($1.9) ($1.0) ($0.6) ($0.5)
FX Gain / Loss ($0.6) ($0.8) ($0.2) ($0.1)
Other $1.5 $0.1 ($0.1) $0.0
Total Other Income
(Expense) ($0.8) ($1.0) ($0.7) ($0.4)

Adjusted EBITDA
Quarter Ended
March 31, 2012
Quarter Ended
March 31, 2011
Net Income (Loss) $(1.8) $1.6
Income tax expense (benefit)
(0.6) 5.2
Net Interest Expense 1.6 0.4
New Other Expense (0.9) 0.3
Depreciation Expense 2.7 1.7
Amortization Expense 7.5 5.1
Non-Cash Compensation Expense 5.6 2.4
Adjusted EBITDA $14.1 $16.7
Employee related actions 7.4 -
S1 acquisition related fees 4.1 -
One-time professional fees 1.1 -
Adjusted EBITDA excluding one-time
transaction expense $26.7 $16.7

Non -GAAP Operating Income (loss)

Quarter Ended
March 31, 2012
Quarter Ended
March 31, 2011
Operating Income (Loss) $(1.6) $7.5
Plus
Accelerated share-based compensation 2.4 -
Employee related actions 7.4 -
S1 Acquisition related fees 4.1 -
One time professional fees 1.1 -
Non-GAAP Operating Income (loss) $13.4 $7.5

Non-GAAP Financial Measures
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated
in the tables, which exclude certain business combination accounting entries and expenses related to the acquisition of S1, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.
• Non-GAAP operating income, operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 if not for GAAP purchase accounting requirements and one-time expense related to the acquisition of S1.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures
• Adjusted EBITDA, which is defined as net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 if not for GAAP purchase accounting requirements and one-time expense related to the acquisition of S1.  Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.
• ACI is also presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, less net after-tax payments associated with cash settlement of S1 stock options and S1 related transaction costs, net after-tax payments associated with IBM IT outsourcing transition, capital expenditures and plus or minus net proceeds from IBM.  Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-
GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities.  A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management

Non-GAAP Financial Measures
• ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period.  We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
• Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
• Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
• Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as
“believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• Annual cost savings expected from the S1 acquisition;
• Strength of our pipeline across all geographies;
• The company’s 12-month and 60-month backlog estimates and assumptions, including our belief that backlog from monthly recurring revenues and project go-lives will continue to drive current quarter GAAP revenue and lead to predictable quarterly performance;
and
• Expectations regarding 2012 financial guidance related to revenue, operating income and operating EBITDA.

Forward-Looking Statements
• All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, risks related to the global financial crisis and the continuing decline in the global economy, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets and adverse changes in the global economy, risks related to the expected benefits to be achieved in the transaction with S1, , consolidations and failures in the financial services industry, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, impairment of our goodwill or intangible assets, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, customer reluctance to switch to a new vendor, the performance of our strategic product, BASE24-eps, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with International Business
Machines Corporation (“IBM”), our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, future acquisitions, strategic partnerships and investments and litigation, the risk that expected synergies, operational efficiencies and cost savings from the S1 acquisition may not be fully realized or realized within the expected time frame.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange
Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form
S-4, and subsequent reports on Form 8-K.

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com